UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2017

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537
(Commission File Number)	(IRS Employer Identification No.)

345 Court Street Coraopolis, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)

(724) 273-3400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS	3
SIGNATURE	4

Explanatory Note

On June 8, 2017, Dick’s Sporting Goods, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission to report the voting results of the 2017 annual meeting of stockholders (the "2017 Annual Meeting"), including, among other matters, a non-binding advisory vote on the frequency of future non-binding advisory votes to approve executive compensation ("say-on-pay votes"). The sole purpose of this Current Report on Form 8-K/A is to disclose, pursuant to Item 5.07(d) of Form 8-K, the Board of Directors' determination on the frequency of future say-on-pay votes. Except for the foregoing, this Current Report on Form 8-K/A does not modify or update any other disclosure contained in the Original Report, and this Current Report on Form 8-K/A should be read in conjunction with the Original Report.

ITEM 5.07            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(d)          A non-binding advisory vote was taken at the 2017 Annual Meeting on the frequency of future say-on-pay votes. Consistent with the recommendation of the Board of Directors (the "Board"), the Company’s stockholders cast the greatest number of votes in favor of holding future say-on-pay votes on an annual basis. The Board has determined, consistent with the vote of the Company's stockholders and in accordance with the Board's previous recommendation, that the Company will continue to hold future say-on-pay votes on an annual basis until the next required vote on the frequency of say-on-pay votes is presented to stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: September 29, 2017	By:	/s/ LEE J. BELITSKY
	Name:	Lee J. Belitsky
	Title:	Executive Vice President - Chief Financial Officer

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